Exhibit 99.1
MATADOR RESOURCES COMPANY NAMES NEW CHIEF FINANCIAL OFFICER

DALLAS, Texas, February 16, 2023 -- Matador Resources Company (NYSE: MTDR) (“Matador”) today announced the promotion of Brian J. Willey to Chief Financial Officer, President of Midstream Operations and Executive Vice President, effective as of February 16, 2023. Mr. Willey will continue to serve as the President of San Mateo Midstream, LLC, Matador’s midstream joint venture, among his other duties. Mr. Willey joined Matador in February 2014 and most recently served as Matador’s President and General Counsel of Midstream Operations and Executive Vice President of Matador as well as President of San Mateo Midstream, LLC.

Soon after Mr. Willey joined Matador in February 2014 as its Deputy General Counsel, Mr. Willey was appointed as Co-General Counsel. He was then promoted to Vice President and Co-General Counsel in August 2016 and became Senior Vice President and Co-General Counsel in July 2018. In March 2022, Mr. Willey was promoted to President of San Mateo and Senior Vice President, President and General Counsel of Midstream. Mr. Willey was promoted to President and General Counsel of Midstream Operations and Executive Vice President in October 2022.

Mr. Willey previously served as a senior associate in the Dallas office of Baker Botts L.L.P. where his practice focused on corporate matters, including mergers and acquisitions, public and private securities offerings, venture capital transactions and SEC compliance matters as well as board of director and corporate governance matters.

Mr. Willey received a Bachelor of Science degree in Accounting in 2002 from Brigham Young University, where he graduated magna cum laude. He received his law degree in 2005 from The University of Texas School of Law, where he graduated with High Honors and was a member of the Order of the Coif in addition to being named a Chancellor and an Associate Editor on the Texas Law Review. Mr. Willey also served a church mission in the Philippines from 1995 to 1997.

Joseph Wm. Foran, Matador’s Founder, Chairman and Chief Executive Officer, stated, “Brian has been a key member of Matador since he joined us. The Board and I congratulate him on this promotion to Chief Financial Officer and all of us look forward to working with him in that role. Brian’s accounting and legal background have served him well. To this point, Brian has assisted primarily in building our legal department and midstream business since he joined Matador in 2014. In this new role, Brian will serve as Matador’s principal financial officer and will have the opportunity to develop deeper relationships with our directors, investors, lenders, analysts and other stakeholders as well as playing a larger role in planning, strategy and personnel decisions. Michael Frenzel has done a tremendous job serving as the principal financial officer for the Company over the past year, and I look forward to us continuing to work with him in his longtime role as Executive Vice President and Treasurer and as a member of the finance and special projects teams.”

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Eagle Ford shale play in South Texas and the Haynesville shale and Cotton Valley plays in Northwest Louisiana. Additionally, Matador conducts midstream operations in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, natural gas, oil and produced water gathering services and produced water disposal services to third parties.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about guidance, projected or forecasted financial and operating results, future liquidity, the payment of dividends, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; the operating results of the Company’s midstream oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on the Company’s operations due to seismic events; availability of sufficient capital to execute its business plan, including from future cash flows, available borrowing capacity under its revolving credit facilities and otherwise; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; the operating results of and the availability of any potential distributions from our joint ventures; weather and environmental conditions; the impact of the worldwide spread of the novel coronavirus, or COVID-19, or variants thereof, on oil and natural gas demand, oil and natural gas prices and its business; and the other factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Vice President – Investor Relations
investors@matadorresources.com
(972) 371-5225